UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2008

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ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On March 6, 2008, etrials Worldwide, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1, announcing financial results for year 2007 and the fourth quarter of 2007 and commenting on management's expectations for future performance.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release dated March 6, 2008 announcing financial results for year 2007 and the fourth quarter of 2007 and commenting on management's expectations for future performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2008	etrials Worldwide, Inc.

	By:	/s/ James W. Clark, Jr.
	Name:	James W. Clark, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 6, 2008 announcing financial results for year 2007 and the fourth quarter of 2007 and commenting on management's expectations for future performance.